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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 1, 1999

                                LEARN2.COM, INC.
             (Exact name of registrant as specified in its charter)

============================  ========================   ======================
          DELAWARE                     0-24936                75-2480669
(State or other jurisdiction  (Commission File Number)       (IRS Employer
       incorporation)                                    Identification Number)
============================  ========================   ======================

         925 WESTCHESTER AVENUE, WHITE PLAINS, NEW YORK          10604
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (914) 682-4300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

      On August 23, 1999, the Registrant issued the press release attached hereto as Exhibit 99.5 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) EXHIBITS.

      99.5 Press Release of Learn2.com, Inc. dated August 23, 1999.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LEARN2.COM, INC.


                                     By: /s/ MARC E. LANDY
                                         ---------------------------------------
                                         Marc E. Landy
                                         Vice President, Chief Financial Officer
                                         and Secretary

Date: August 23, 1999
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                                INDEX TO EXHIBITS

EXHIBIT NO.

99.5        Press Release of Learn2.com, Inc. dated August 23, 1999.